Thornburg Limited Term Municipal Fund California Portfolio

All data as of 6.30.00
Fund facts   Thornburg Limited Term Municipal Fund California Portfolio
                               Thornburg         Thornburg
                             Limited Term      Limited Term
                          Municipal Fund CA   Municipal Fund CA
                                A Shares         C Shares

SEC Yield                          3.68%        3.32%
Taxable Equiv. Yields              6.72%        6.06%
NAV                               $12.59       $12.61
Max. Offering Price               $12.78       $12.61

Total returns   (Annual Average - After Subtracting Maximum Sales Charge)

One Year                           1.55%        2.73%
Three Year                         3.35%        3.47%
Five Year                          4.09%        3.98%
Ten Year                           5.17%         N/A
Since Inception                    5.47%        4.10%
Inception Date                    2.19.87      9.1.94
Taxable equivalent yields assume a 39.6% marginal federal tax rate and a 9.30% state of California marginal tax rate. Portions of the income of the fund may be subject to the alternative minimum tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 1.50%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder,

We are pleased to present the annual report for the California Portfolio of Thornburg Limited Term Municipal Fund for the fiscal year ending June 30, 2000. The net asset value of the A shares decreased by 16 cents to $12.59 during the year, although it has risen in recent months. If you were with us for the entire period, you received dividends of 54 cents per share. If you reinvested your dividends, you received 55.1 cents per share. Investors who owned C shares received dividends of 48.9 and 49.8 cents per share, respectively.

In the last year, we have witnessed a proliferation of "dot.com" stocks and a tight supply of municipal bonds. You probably know people who have sold perfectly good bonds (or bond funds) to get in on the action. On average, the ever-more-scarce bonds have outperformed the "dot.coms" this year. This outperformance by bonds will continue if the growth rate of our economy begins to lose momentum. Deficit spending by governments around the world, a hallmark of the prior 30 years, has turned into surplus accumulation since 1998. The U.S. government, which will pay off more than $200 billion of treasury bonds this year, leads the way. But it is not alone. Municipal bond issuance is down over 30% from last year due to swelling tax receipts at most state and local government entities. California bonds are clearly more scarce. We believe the surpluses have crested. Voters favor various tax cuts and demand more governmental services. California budgets a 17% increase in general fund expenditures and large tax rebates for the fiscal year beginning July 1, 2000. Stay tuned as the political drama unfolds.

Your Thornburg Limited Term California Fund is a laddered bond portfolio, consisting of over 140 municipal obligations from various California municipal borrowers. Approximately 94% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we would look forward to the chance to reinvest the proceeds at higher yields, should they become available! The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

Today, your fund's weighted average maturity is 4.4 years, and we always keep it below 5 years. When bond yields were higher last winter and spring, we extended your average portfolio maturity slightly and improved the structure of your bond ladder. Unless bond yields increase dramatically in the coming months, we intend to keep your average portfolio maturity about where it is. Before the next fiscal year ends, Burch Ault will step down as a director of Limited Term Municipal Fund. Mr. Ault has served capably as a director since 1984, and has acted as Chairman of the Audit Committee during a portion of that time. We thank him. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk-adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Limited Term Municipal Fund - California Portfolio.

Sincerely,

Brian McMahon     George Strickland
Managing Director Managing Director

Statement of assets and liabilities
ASSETS

Investments at value (cost $102,468,541) ...................        $104,614,449
Cash .......................................................             349,861
Receivable for investments sold ............................              86,200
Receivable for fund shares sold ............................             128,989
Interest receivable ........................................           1,769,745
Prepaid expenses and other assets ..........................               1,324
         Total Assets ......................................         106,950,568

LIABILITIES

Payable for investments purchased ..........................           3,227,014
Payable for fund shares redeemed ...........................             213,788
Accounts payable and accrued expenses ......................             107,430
Accounts payable investment advisor (Note 3) ...............              49,504
Dividends Payable ..........................................             113,862
         Total Liabilities .................................           3,711,598

NET ASSETS .................................................        $103,238,970

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($90,034,988
applicable to 7,148,904 shares of beneficial interest
outstanding - Note 4) .....................................   $   12.59

Maximum sales charge, 1.50 % of offering
price (1.52% of net asset value per share) ................        0.19
Maximum Offering Price Per Share ..........................   $   12.78

Class C Shares:
Net asset value and offering price per share ($7,411,412
applicable to 587,957 shares of beneficial interest
outstanding - Note 4) .....................................   $   12.61

Class I Shares:
Net asset value, offering and redemption price per share
($5,792,570 applicable to 459,887 shares of beneficial
interest outstanding - Note 4) ............................   $   12.60

See notes to financial statements

Statement of operations
INVESTMENT INCOME:

Interest income (net of premium amortized of $647,274)
                                                                $ 6,280,329

EXPENSES:

Investment advisory fees (Note 3) ...........................       595,283
Administration fees (Note 3)
         Class A Shares .....................................       127,041
         Class C Shares .....................................         9,559
         Class I Shares .....................................         4,888
Distribution and service fees (Note 3)
         Class A Shares .....................................       254,083
         Class C Shares .....................................        76,408
Transfer agent fees .........................................        73,303
Custodian fees ..............................................        78,920
Registration and filing fees ................................           873
Professional fees ...........................................         5,802
Accounting fees .............................................        14,170
Director fees ...............................................         3,936
Other expenses ..............................................        11,121
                  Total Expenses ............................     1,255,387

Less:
         Expenses reimbursed by investment advisor (Note 3) .       (45,933)
         Distribution and service fees waived (Note 3) ......       (28,613)

                  Net Expenses ..............................     1,180,841

                  Net Investment Income .....................     5,099,488

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)

Net realized gain (loss) on investments sold ................      (512,176)
Increase (decrease) in unrealized appreciation of investments    (1,124,684)

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ................    (1,636,860)

                  Net Increase in Net Assets
                  Resulting from Operations $ ...............     3,462,628




See notes to financial statements.

Statement of changes in net assets
                                         Year Ended             Year Ended
                                        June 30, 2000          June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income                  $   5,099,488         $   5,610,044
Net realized gain (loss) on investments
sold                                        (512,176)              (9,464)
Increase (decrease) in unrealized
appreciation of investments               (1,124,684)          (1,587,651)

Net Increase in Net Assets Resulting
from Operations                            3,462,628            4,012,929

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ............      (4,354,634)          (4,843,588)
         Class C Shares ............        (296,223)            (296,971)
         Class I Shares ............        (448,631)            (469,485)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ............     (22,446,640)          (7,072,424)
         Class C Shares ............        (382,747)             141,905
         Class I Shares ............      (6,745,818)           4,620,695

Net Increase (Decrease) in Net Assets    (31,212,065)          (3,906,939)

NET ASSETS:
         Beginning of year .........     134,451,035          138,357,974

         End of year ...............   $ 103,238,970        $ 134,451,035

See notes to financial statements

Notes to financial statements
Note 1 - Organization

Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Portfolio currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administrative fees, and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value of the Portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the year ended June 30, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions:
The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Portfolio, on a when-issued basis, the Portfolio will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash.

Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. The Fund also has entered into an Administrative Services agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 2000, the Adviser voluntarily reimbursed certain class specific transfer agent fees of $20,185 for Class A, $12,217 for Class C, and $13,531 for Class I, respectively.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the year ended June 30, 2000 the Distributor earned commissions aggregating $0 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,640 from redemptions of Class C shares of the Portfolio. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended June 30, 2000 are set forth in the statement of operations.

Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors is borne by the Fund.

Notes to financial statements . . . continued Note 4 - Shares of Beneficial Interest

At June 30, 2000, there were an unlimited number of shares of beneficial interest authorized and capital paid-in aggregated $102,410,518. Transactions in shares of beneficial interest were as follows:

                             Year Ended                      Year Ended
                           June 30, 2000                    June 30, 1999
Class A Shares          Shares        Amount           Shares         Amount

Shares sold            615,512    $  7,748,226       1,431,325    $ 18,540,509
Shares issued to shareholders in
reinvestment of
dividends              245,252       3,090,680         266,444       3,454,191
Shares repurchased  (2,641,614)    (33,285,546)     (2,245,597)    (29,067,124)

Net Increase
(Decrease)          (1,780,850)   ($22,446,640)       (547,828)   ($ 7,072,424)

Class C Shares

Shares sold             95,296    $  1,206,569         159,413    $  2,071,491
Shares issued to shareholders in
reinvestment dividends  17,330         218,603          17,406         225,869
Shares repurchased    (143,131)     (1,807,919)       (165,924)     (2,155,455)

Net Increase (Decrease)(30,505)   ($   382,747)         10,895    $    141,905

Class I Shares

Shares sold            213,006    $  2,694,520         571,518    $  7,407,462
Shares issued to shareholders in
reinvestment dividends  34,055         429,755          34,993         453,510

Shares repurchased    (785,126)     (9,870,093)       (250,814)     (3,240,277)

Net Increase (Decrease)(538,065)   ($ 6,745,818)       355,697    $  4,620,695

Note 5 - Securities Transactions

For the year ended June 30, 2000, the Portfolio had purchase and sale transactions (excluding short-term securities) of $25,010,176 and $53,206,832, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 2000 the net unrealized appreciation was $2,145,908, resulting from gross unrealized appreciation of $2,328,356 and $182,448 gross unrealized depreciation.

Accumulated net realized losses from security transactions included in net assets at June 30, 2000 aggregated $1,317,456. At June 30, 2000, the Fund had tax basis capital losses which may be caried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2001     $2,000
         2002     314,000
         2003     94,000
         2004     374,000
         2008     206,000
                  $990,000

At June 30, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999, of $327,000. For tax purposes, such losses will be reflected in the year ended June 30, 2001.

                                                Year Ended June 30:
                                        2000     1999     1998     1997    1996
CLASS A SHARES:

Net asset value, beginning of year   $ 12.75  $ 12.90  $ 12.75  $ 12.64  $ 12.61
Income from investment operations:
Net investment income                   0.54     0.53     0.55     0.57     0.58
Net realized and unrealized
gain (loss) on investments             (0.16)   (0.15)    0.15     0.11     0.03
Total from investment operations        0.38     0.38     0.70     0.68     0.61
Less dividends from:
         Net investment income         (0.54)   (0.53)   (0.55)   (0.57)  (0.58)

Change in net asset value              (0.16)   (0.15)    0.15     0.11     0.03

Net asset value, end of year        $  12.59  $ 12.75  $ 12.90  $ 12.75  $ 12.64

TOTAL RETURN (a)                        3.10%    2.97%    5.57%   5.47%    4.94%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:

Net investment income                   4.28%    4.11%    4.25%   4.47%    4.59%
Expenses, after expense reductions      0.99%    0.99%    1.00%   1.00%    1.00%
Expenses, before expense reductions     1.01%    1.02%    1.04%   1.03%    1.05%

Portfolio turnover rate                21.34%   21.71%   21.21%  20.44%   22.68%

Net assets at end of year (000) $     90,035  $ 113,835 $122,231 $94,253 $94,379



(a) Sales loads are not reflected in computing total return.


CLASS C SHARES:

Net asset value, beginning of year $   12.76  $  12.91  $ 12.76 $ 12.65  $ 12.62
Income from investment operations:
Net investment income                   0.49      0.48     0.50    0.52     0.53
Net realized and unrealized
gain (loss) on investments             (0.15)    (0.15)    0.15    0.11     0.03

Total from investment operations        0.34      0.33     0.65    0.63     0.56

Less dividends from:
Net investment income                  (0.49)    (0.48)   (0.50)  (0.52)  (0.53)

Change in net asset value              (0.15)    (0.15)    0.15    0.11     0.03

Net asset value, end of year        $  12.61  $  12.76  $ 12.91  $12.76  $ 12.65

TOTAL RETURN (a)                        2.73%     2.56%   5.14%   5.06%    4.46%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:

Net investment income                   3.88%     3.70%   3.85%   4.06%    4.16%
Expenses, after expense reductions      1.40%     1.40%   1.40%   1.40%    1.43%


Expenses, before expense reductions     1.94%     1.92%   1.97%   2.15%    2.92%


Portfolio turnover rate                21.34%    21.71%  21.21%  20.44%   22.68%

Net assets at end of year (000)   $    7,411$    7,892$  7,843$  5,882$    2,444

(a)  Sales loads are not reflected in computing total return.


CLASS I SHARES:

Net asset value, beginning of year  $  12.75   $  12.90  $ 12.75 $ 12.64

Income from investment operations:
Net investment income                   0.58       0.58     0.59    0.15
Net realized and unrealized
gain (loss) on investments             (0.15)     (0.15)    0.15    0.11

Total from investment operations        0.43       0.43     0.74    0.26
Less dividends from:
Net investment income                  (0.58)     (0.58)   (0.59)  (0.15)

Change in net asset value              (0.15)     (0.15)    0.15    0.11

Net asset value, end of year        $  12.60    $ 12.75  $ 12.90  $12.75

TOTAL RETURN (c)                       3.50%      3.33%    5.93%    2.07%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:

Net investment income                  4.60%      4.45%    4.60%    4.77%(b)
Expenses, after expense reductions     0.65%      0.65%    0.65%    0.63%(b)
Expenses, before expense reductions    0.79%      0.78%    0.92%    1.32%(b)

Portfolio turnover rate               21.34%     21.71%   21.21%   20.44%

Net assets at end of year (000)   $    5,793  $  12,724  $8,284   $ 3,949


(a)  Sales of Class I shares commenced on April 1, 1997.
(b) Annualized.
(c) Not annualized for periods less than one year.

Schedule of Investments

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

June 30, 2000 CUSIPS:  Class A - 532-723-202,  Class C - 532-723-707,  Class I -
532-723-889 NASDAQ Symbols: Class A - LTCAX, Class C - LTCCX, Class I - LTCIX

1,000,000               Alameda County Certificates of Participation, 6.25% due 6/1/2006,        A2/NR                $1,054,710
                        pre-refunded6/1/99 @ 102
615,000                 Alameda-Contra Costa Transit District Refunding Certificate of           Baa/BBB-             616,292
                        ParticipationSeries 1989, 7.20% due 8/1/2000
130,000                 Albany Public Facilities Financing Authority Lease Revenue, 6.60% due    Baa1/NR              130,514
                        9/1/2000(Library Community Center Project) (ETM)
295,000                 Alum Rock Union Elementary School District General Obligation            Aaa/AAA              350,230
                        Refunding Bonds,8.00% due 9/1/2006 (Insured: FGIC)
380,000                 Alum Rock Union Elementary School District General Obligation            Aaa/AAA              458,626
                        Refunding Bonds,8.00% due 9/1/2007 (Insured: FGIC)
1,000,000               Berkeley Health Facility Revenue, 6.55% due 12/1/2022, pre-refunded      A2/A+                1,070,130
                        12/1/02 @102 (Alta Bates Medical Center Project)
1,805,000               California Educational Facilities Authority Revenue, 5.60% due           Aa2/AA+              1,856,695
                        10/1/2002 (U.S.C.Project)
160,000                 California Educational Facilities Authority Revenue, 6.10% due           Baa2/NR              161,790
                        6/1/2008 (KeckGraduate Institute Project)
170,000                 California Educational Facilities Authority Revenue, 6.10% due           Baa2/NR              171,619
                        6/1/2009 (KeckGraduate Institute Project)
500,000                 California Educational Facilities Authority Revenue Series 1993, 5.15%   A1/NR                510,950
                        due9/1/2003 (Santa Clara University Project)
500,000                 California Health Facilities Financing Authority Revenue, 5.30% due      NR/BBB+              493,065
                        5/15/2004(Downey Community Hospital Project)
700,000                 California Health Facilities Financing Revenue, 6.40% due 10/1/2005      A1/AA-               738,598
505,000                 California HFA, 5.25% due 8/1/2000 (Marin General Hospital Project;      Aaa/AAA              505,384
                        Insured:FSA)
670,000                 California HFA Revenue Series 1985-B, 9.875% due 2/1/2017                Aa/AA-               706,790
1,000,000               California HFA Secured Revenue Series 1991, 6.65% due 9/1/2001 (Good     Ba1/BBB              1,006,980
                        SamaritanHospital Project)
10,000                  California HFA Single Family Mortgage Revenue Series 1982-A, 10.00%      Aa/AA-               10,001
                        due 2/1/2002
1,220,000               California Infrastructure & Economic, 5.35% due 12/1/2009 (American      NR/A                 1,241,618
                        Center ForWine Food Arts Project)
2,650,000               California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011   Aaa/NR               2,807,781
200,000                 California Rural HMFA Single Family Mortgage Revenue, 5.65% due          NR/AAA               200,652
                        6/1/2010
500,000                 California State, 6.40% due 2/1/2006 (Insured: MBIA)                     Aaa/AAA              547,940
2,000,000               California State, 7.50% due 10/1/2007 (Insured: MBIA)                    Aaa/AAA              2,357,420
1,500,000               California State, 5.50% due 3/1/2012                                     Aaa/AAA              1,540,245
300,000                 California State General Obligation, 6.75% due 5/1/2002                  Aa3/AA-              312,819
500,000                 California State General Obligation, 9.50% due 5/1/2003                  Aa3/AA-              566,815
1,000,000               California State General Obligation, 9.50% due 2/1/2010                  Aa3/AA-              1,341,150
5,000                   California State Public Works High Technology, 7.375% due 4/1/2006       Aa3/A+               5,389
850,000                 California State University Revenue, 6.40% due 11/1/2002 crossover       A1/A+                872,559
                        refunded11/1/00 @102
67,881                  California State Veterans General Obligation Amortizing Coupon           NR/NR                70,659
                        M-COATES, 7.30%due 10/1/2001
1,000,000               California Statewide Community Development Authority Certificate         NR/NR                1,056,960
                        ofParticipation, 5.90% due 4/1/2009
1,000,000               California Statewide Community Development Authority Certificates        Aaa/AAA              988,680
                        ofParticipation, 1.35% due 1/1/2001 (Motion Picture and Televison Fund
                        Project;Insured: AMBAC)
275,000                 California Statewide Community Development Authority Insured Health      NR/AAA               279,612
                        FacilitiesRevenue Series 1992, Certificate of Participation, 6.40% due
                        5/1/2002 (EskatonProperties Incorporated Phase II Project) (ETM)
1,000,000               California Statewide Community Development Authority Insured Health      NR/NR                1,046,320
                        FacilityRevenue Series 1996-A, 6.00% due 9/1/2004 (San Gabriel Medical
                        Center Project)
1,390,000               California Veteran Affairs Home Purchases Revenue Series A, 6.55% due    Aa2/AA-              1,423,569
                        8/1/2001 (ETM)
1,000,000               Capistrano Unified School District Number 92-1 Community Facilities      NR/NR                1,152,930
                        DistrictSpecial Tax, 7.10% due 9/1/2021
205,000                 Central Valley School Districts Financing Authority, 0% due 2/1/2007     Aaa/AAA              149,900
                        (Insured:MBIA)
1,000,000               Coalinga Certificates Participation, 7.00% due 4/1/2010                  NR/A-                1,024,920
660,000                 Cupertino Public Facilities Corp. Certificates of  Participation         A1/A+                660,020
                        Series 1992-B,5.60% due 7/1/2000
1,000,000               Duarte Certificates of Participation, 6.25% due 4/1/2023 (Hope           Baa1/AAA             1,067,290
                        National MedicalCenter Project)
2,020,000               Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A,     NR/AAA               2,031,696
                        5.40% due1/1/2027 put 7/1/07 (Terrace Gardens Project; Collateralized:
                        FNMA)
315,000                 Foothill De Anza Community College District Certificates of              NR/A-                335,062
                        Participation, 7.35%due 3/1/2007
1,490,000               Glendale Hospital Revenue Series 1994, 7.625% due 1/1/2005 (Verdugo      NR/A+                1,587,714
                        HillsProject; Guarantee: Industrial Indemnity)
575,000                 Hawaiian Gardens California Redevelopment Agency Refunding, 5.50% due    NR/BBB+              571,912
                        12/1/2008
1,000,000               Hawaiian Gardens Redevelopment Agency Project Tax Allocation, 0% due     NR/BBB-              347,270
                        12/1/2016
70,000                  Hayward Unified School District Certificate of Participation, 7.60%      Baa/NR               70,508
                        due10/1/2000
605,000                 Inglewood Certificates Participation, 6.70% due 8/1/2000                 Baa3/BBB-            606,222
635,000                 Inglewood Certificates Participation, 6.80% due 8/1/2001                 Baa3/BBB-            651,999
690,000                 Inglewood Certificates Participation, 6.90% due 8/1/2002                 Baa3/BBB-            722,368
1,000,000               Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018,            Baa3/NR              1,096,420
                        pre-refunded8/1/05
165,000                 Kern High School District, 7.00% due 8/1/2010  (ETM)                     A/NR                 194,469
680,000                 Kern High School District Series B, 9.00% due 8/1/2006  (ETM)            Aaa/AAA              843,744
250,000                 Los Angeles Certificates of Participation, 0% due 9/1/2003               A3/BBB+              213,845
5,000                   Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020,         Aaa/AAA              6,101
                        pre-refunded12/1/05
500,000                 Los Angeles County Certificates of Participation, 0% due 10/1/2001       Baa1/BBB+            469,145
245,000                 Los Angeles County Certificates of Participation, 0% due 10/1/2002       Baa1/BBB+            217,239
700,000                 Los Angeles County Certificates of Participation, 0% due 4/1/2003        Baa1/BBB+            602,721
1,500,000               Los Angeles Unified School District Certificate of Participation,        A2/A                 1,547,655
                        6.30% due6/1/2002
500,000                 Los Angeles Water and Power, 9.00% due 9/1/2004                          Aa3/A+               573,600
375,000                 Marysville Hospital Revenue, 6.00% due 1/1/2004 (Freemont - Rideout      Aaa/AAA              396,810
                        Health GroupProject; Insured: AMBAC)
485,000                 Mayers Memorial Hospital District Health Facilities Revenue Insured      NR/AA-               491,470
                        Series A,5.375% due 6/1/2009
460,000                 Midpeninsula Regional Open Space District Certificate of                 NR/A                 460,202
                        Participation, 4.80%due 9/1/2000
1,205,000               Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010(Villa    NR/A                 1,218,448
                        DelawareArroyo Project)
835,000                 Morgan Hill Unified School District Certificate of Participation         A1/NR                835,292
                        Series 1993,5.00% due 8/1/2000
330,000                 New Haven USD Certificates of Participation, 7.30% due 12/1/2001         NR/A-                333,587
355,000                 New Haven USD Certificates of Participation, 7.30% due 12/1/2002         NR/A-                358,859
380,000                 New Haven USD Certificates of Participation, 7.40% due 12/1/2003         NR/A-                384,286
410,000                 New Haven USD Certificates of Participation, 7.40% due 12/1/2004         NR/A-                414,625
360,000                 Northern California Power Agency Public Power Revenue, 5.65% due         Baa2/A-              383,965
                        7/1/2007(Geothermal Project 3 A) (ETM)
340,000                 Northern California Power Agency Public Power Revenue, 5.65% due         Baa2/A-              350,292
                        7/1/2007
100,000                 Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)        Aaa/AAA              101,245
1,000,000               Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)   Aaa/AAA              1,073,110
1,550,000               Orange County Local Transportation Authority Sales Tax Rev, 5.70% due    Aa3/AA+              1,602,452
                        2/15/2003
1,050,000               Orange County Local Transportation Authority Sales Tax Rev, 5.75% due    Aa3/AA+              1,092,010
                        2/15/2004
510,000                 Orange County Local Transportation Authority Sales Tax Rev, 6.00% due    Aa3/AA+              548,138
                        2/15/2006
900,000                 Orange County Local Transportation Authority Sales Tax Revenue, 5.50%    Aa3/AA+              906,984
                        due2/15/2001
1,445,000               Orange County Multi Family Housing Revenue, 5.60% due 10/1/2027,         NR/AAA               1,449,191
                        mandatory put10/1/05 (Villa Santiago Rehab Project; FNMA:
                        Collateralized)
2,000,000               Orange County Recovery Certificates of Participation Series A, 5.50%     Aaa/AAA              2,047,120
                        due7/1/2002 (Insured: MBIA)
1,100,000               Orange County Refunding Recovery, 5.10% due 6/1/2002 (Insured : MBIA)    Aaa/AAA              1,117,424
2,000,000               Orange County Refunding Recovery, 6.50% due 6/1/2004 (Insured: MBIA)     Aaa/AAA              2,151,840
2,000,000               Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)     Aaa/AAA              2,182,040
915,000                 Orange County Refunding Recovery A, 5.20% due 6/1/2003 (ETM)             Aaa/AAA              937,838
1,085,000               Orange County Unrefunded Balance Refunding Recovery A, 5.20% due         Aaa/AAA              1,111,181
                        6/1/2003(Insured: MBIA)
500,000                 Oroville Hospital Revenue, 5.50% due 12/1/2007                           Aaa/AAA              527,030
510,000                 Paramount Unified School District Certificates of Participation, 0%      Aaa/AAA              505,981
                        due 9/1/2014(Insured: FSA)
1,000,000               Piedmont Unified School District Series B, 0% due 8/1/2013               Aa3/NR               474,510
1,000,000               Pleasanton Unified School District Series B, 0% due 8/1/2016 (Insured:   Aaa/AAA              395,530
                        MBIA)
580,000                 Pomona Unified School District General Obligation, 5.35% due 2/1/2005    Aaa/AAA              602,637
                        (Insured:MBIA)
340,000                 Pomona Unified School District General Obligation, 5.40% due 8/1/2005    Aaa/AAA              355,331
                        (Insured:MBIA)
320,000                 Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010    Aaa/AAA              353,200
                        (Insured:MBIA)
915,000                 Redwood City Multi Family Housing Revenue Series 1985-B, 5.20% due       NR/A                 914,991
                        10/1/2008 put10/1/00 (Redwood Shores Apartments Projects; Insured:
                        Continental Casualty)
500,000                 Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due    NR/A                 509,660
                        5/15/2005
560,000                 Sacramento County Sanitation District Financing Authority Revenue        Aa3/AA               603,870
                        Series A,5.75% due 12/1/2009
2,000,000               Sacramento County Tax And Revenue Anticipation Notes, 5.00% due          MIG1/SP1+            2,014,900
                        10/4/2001
295,000                 Sacramento Financing Authority Series 1991, 6.30% due 11/1/2002          A2/A+                306,296
860,000                 Sacramento Multi Family Housing Revenue, 5.875% due 2/1/2008 put         NR/AAA               860,447
                        12/1/03(Fairways 1 Apartments Project; Collateralized: FNMA)
1,000,000               Sacramento Reg. Transportation Authority Certificate of Participation,   A1/NR                1,011,270
                        6.25% due3/1/2001
2,000,000               Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022   Aaa/AAA              537,460
                        (Insured:FSA)
1,305,000               San Diego County Certificates Participation, 5.25% due 8/15/2006         Aaa/AAA              1,359,653
                        (Insured: MBIA)
500,000                 San Diego County Certificates Participation Refunding, 6.50%             A1/A+                518,930
                        due8/1/2007(Interim Justice Facilities Project)
1,800,000               San Diego County Water Authority Certificate of Participation, 6.125%    Aa3/AA-              1,862,478
                        due5/1/2003
1,000,000               San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006    NR/A                 1,035,580
255,000                 San Francisco City and County Redevelopment Lease Revenue, 0% due        A1/A+                254,967
                        7/1/2000
40,000                  San Francisco City and County Refunding Series Sec. 8, 6.125% due        Aaa/AAA              40,058
                        7/1/2002(Insured: MBIA/FHA)
1,440,000               San Joaquin County Certificates of Participation, 5.60% due 9/1/2000     A2/A-                1,443,125
                        (GeneralHospital Project)
895,000                 San Joaquin County Certificates of Participation, 5.90% due 9/1/2003     A2/A-                933,977
                        (GeneralHospital Project)
2,200,000               San Jose Evergreen Community College District Series C, 0% due           Aaa/AAA              1,214,466
                        9/1/2011(Insured: AMBAC)
2,000,000               Santa Ana Multi Family Housing Revenue Bonds Series B, 5.65% due         NR/AAA               2,025,580
                        11/1/2021 put11/1/06 (FNMA Collateralized)
500,000                 Santa Clara Certificates of Participation, 7.75% due 2/1/2002            Aaa/AAA              526,140
                        (Insured: MBIA)
315,000                 Santa Monica Community College District Certificates of Participation,   NR/A                 322,963
                        7.65% due5/1/2001 (Rancho Corrales Project)
750,000                 Snowline Joint Unified School District Certificates of Participation,    NR/BBB               801,218
                        7.25% due4/1/2018, pre-refunded 4/01/02 @ 102
810,000                 Sonoma County Certificates of Participation Public Works Improvement     NR/A+                810,640
                        Program,5.40% due 8/1/2000 (Integrated Waste Project)
950,000                 Sonoma County Certificates of Participation Public Works Improvement     NR/A+                960,440
                        Program,5.80% due 8/1/2003 (Integrated Waste Project)
1,435,000               South Orange County Public Finance Authority Special Tax Revenue,        Aaa/AAA              1,602,909
                        7.00% due9/1/2005 (Insured: MBIA)
190,000                 Southern California Public Power Authority Power Project Revenue         A2/A                 194,108
                        UnrefundedBalance, 6.75% due 7/1/2001
995,000                 Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due        NR/AAA               996,702
                        8/1/2029 put8/1/09 (Continental Gardens Project; Collateralized: FNMA)
500,000                 Sulphur Springs Union School District General Obligation, 5.70% due      NR/A                 504,505
                        3/1/2001
450,000                 Sunline Transit Agency Certificate of Participation California Transit   A/NR                 458,613
                        FinanceCorporation Series A, 5.50% due 7/1/2002
900,000                 Sweetwater Union High School District COP, 6.40% due 11/1/2001           Baa1/BBB+            910,116
210,000                 Temecula Community Services District Certificates of Participation       NR/A                 210,737
                        Series 1992,6.00% due 10/1/2000 (Community Recreation Center Project)
255,000                 Torrence USD Certificates of Participation, 6.10% due 10/1/2000          A3/NR                256,035
1,000,000               Tracy Certificates of  Participation, 7.00% due 10/1/2027,               NR/NR                1,053,100
                        pre-refunded 10/1/01
1,600,000               University of California Regents Certificates of Participation Series    Aaa/AAA              1,647,120
                        1996,5.45% due 6/1/2003 (Various Capital Projects; Insured: MBIA)
500,000                 University of California Research Facilities Revenue, 8.00% due          Aaa/AAA              506,120
                        11/1/2000(Insured: MBIA)
870,000                 University of California Research Facilities Revenue, 5.25% due          NR/A+                881,310
                        9/1/2002
1,200,000               Upland Certificates Participation Water, 5.75% due 1/1/2007(San          NR/A                 1,229,376
                        AntonioCommunity Hospital Project)
800,000                 Walnut Valley Unified School District, 9.00% due 8/1/2006  (ETM)         Aaa/AAA              992,640
1,000,000               Walnut Valley Unified School District, 8.75% due 8/1/2010  (ETM)         Aaa/AAA              1,322,480
245,000                 Walnut Valley Unified School District Series A, 6.70% due 8/1/2005       Aaa/AAA              270,208
                        (Insured:MBIA)
250,000                 Walnut Valley Unified School District Series A, 6.80% due 2/1/2007       Aaa/AAA              281,630
                        (Insured:MBIA)
250,000                 Walnut Valley Unified School District Series A, 6.90% due 2/1/2008       Aaa/AAA              285,738
                        (Insured:MBIA)
100,000                 Walnut Valley Unified School District Series A, 7.00% due 8/1/2008       Aaa/AAA              115,683
                        (Insured:MBIA)
450,000                 Washington Township Health Care District Revenue, 5.00% due 7/1/2009     A2/NR                445,824
495,000                 Yorba Linda Public Financing Authority Certificates of Participation,    A3/NR                498,326
                        7.00% due11/1/2000 (Recycling Equipment Project)
650,000                 Yuba City Unified School District Certificates of Participation, 6.70%   Baa1/NR              672,120
                        due2/1/2013, pre-refunded 2/1/01 @ 102

                        TOTAL INVESTMENTS (Cost $102,468,541)                                                         $ 104,614,449

+                       Credit ratings are unaudited.
                        See notes to financial statements.


+Credit ratings are unaudited.
See notes to financial statements.

report OF Independent ACCOUNTANTS
To the Board of Directors and Shareholders of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio ("the Fund") at June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended June 30, 1999, including the financial highlights for each of the periods ended prior to July 1, 1999, were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
July 28, 2000

CHANGE IN Independent accountants
On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On December 6, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditor.

Index Comparisons

LIMITED TERM CALIFORNIA FUND
Index Comparison

Compares performance of Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for periods ending June 30, 2000. On June 30, 2000, the weighted average securities ratings of both the Index and the Fund were AA and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.4 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A Shares

Average Annual Total Returns (at max. offering price) (periods ending 6.30.00)
One year:                  1.55%
Five years:                4.09%
Ten years:                 5.17%
Since inception (2.19.87)  5.47%


Class C Shares

Average Annual Total Returns (periods ending 6.30.00)
One year:                  2.73%
Five years:                3.98%
From inception (9.1.94):   4.10%
Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter

Thornburg Securities Corporation

119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200